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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 7, 2003
Date of Report
(date of earliest event reported)

PHARMCHEM, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-19371 (Commission File Number)	77-0187280 (IRS Employer Identification No.)

4600 N. Beach Street, Haltom City, Texas       76137
(Address of principal executive offices)          (Zip Code)

(817) 605-5300
(Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant.

            On October 7, 2003, Registrant dismissed KPMG LLP (the "Former Auditor") as Registrant's independent auditor.  Registrant's dismissal of the Former Auditor's engagement was approved by the Audit Committee of Registrant's Board of Directors.

            The Former Auditor's report on Registrant's consolidated financial statements for the fiscal years ended December 31, 2002 and 2001 (collectively, the "Prior Fiscal Periods") did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles, except that the 2002 KPMG LLP audit report (i) included a paragraph noting that Registrant adopted SFAS 142, "Goodwill and Other Intangible Assets", effective January 1, 2002, and (ii) stated the following:

"We did not audit the financial statements of Medscreen Limited (Medscreen), a wholly-owned subsidiary, as of December 31, 2001 and 2000, which has been included as discontinued operations in the accompanying consolidated financial statements, which financial statements reflect total assets constituting 8 percent of consolidated total assets as of December 31, 2001, and total revenues constituting 17 percent and 16 percent for the years ended December 31, 2001 and 2000, respectively, of the related consolidated totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Medscreen, is based solely on the report of the other auditors."

            There was no disagreement between Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the Prior Fiscal Periods or (ii) the period from January 1, 2003 through October 7, 2003 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report.

            On October 7, 2003, Registrant engaged the firm of Weaver and Tidwell L.L.P. (the "New Auditor"), as its independent auditor for Registrant's fiscal year ending December 31, 2003. Registrant did not consult the New Auditor with respect to either the Prior Fiscal Periods or the Interim Fiscal Period as regards to (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (ii) any matter that was either the subject of any Disagreements or reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

            Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

            Registrant has provided the Former Auditor with a copy of the revised disclosure it is making in this Amendment to Form 8-K in response to Item 304(a) of Regulation S-K.  Registrant requested that the Former Auditor furnish Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by Registrant and, if not, stating the respects in which it does not agree.  Registrant has annexed such letter hereto as Exhibit 16.2.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

16.1                             Letter from KPMG LLP to the SEC dated October 14, 2003.*
16.2                             Letter from KPMG LLP to the SEC dated November 19, 2003.

* Previously filed with this Form 8-K on October 15, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2003                                PHARMCHEM, INC.

                                                                        By:
                                                                        David A. Lattanzio
                                                                        Vice President and Chief
                                                                        Financial Officer